L. Phillip Humann

Chairman and Chief Executive Officer

Goldman Sachs Financial Services CEO Conference

December 2005

1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. (“SunTrust”) and National Commerce Financial Corporation (“NCF”),
including future financial and operating results, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of SunTrust’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effects on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally.  Additional factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found SunTrust’s 2004 Annual Report on Form 10-K, and in the Quarterly Reports on Form 10-Q and
10-Q/A of SunTrust and NCF filed with the Securities and Exchange Commission and available at the
Securities and Exchange Commission’s internet site (http://www.sec.gov).  The forward-looking statements in this presentation speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This presentation includes some non-GAAP measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in in the appendix of this presentation, as well as in SunTrust’s earnings press release, which can be found on SunTrust’s website in the news section of the investor relations pages.

2

SunTrust Transformation

2005

1998/99

Focused on
efficiency,
ability to
deliver
common
customer
experience

Implemented
series of
operational
initiatives and
common
systems
platform

Implemented sales
strategy referred to
as S 3 + E2 = Selling,
Serving, Sustaining
client relationships
through Excellence
in Execution

Placed highest
priority on sales,
cross LOB referrals
& client retention

Established high
performance
standards for LOBs
and geographic units

Introduced
new
geographic
structure and
operating
model

Aligned top
talent to key
leadership
positions

Intensified
local market,
client and
sales focus

Extended
footprint into
key growth
markets with
Crestar
merger

Collapsed 28
bank
charters

Streamlined
functional
organization

Implemented
new revenue
initiatives in
key
businesses

Created
process
efficiencies
and
consistency
in key
business
lines

Enhanced
Franchise

One
Bank

Take the
Lead

Profit
Acceleration

Sales Culture
Transformation

3

Operating Model Differentiation

LOBs design business and
product strategies with direct
feedback from the line

Geographic partners are
empowered to deliver services,
products and pricing to local
customers

Our specialty businesses that
are centrally managed effectively
use this same geographic power
in our footprint (e.g., mortgage)

Focused on delivering the whole
institution to customers on an
integrated basis

Key to SunTrust’s on-going
success

4

Independent research results through
2004:

Hold a #1 or #2 ranking for lead
relationships among companies
with $5MM - $250MM in revenue in
80% of the Company’s geographic
markets

From 2000 to 2004 increased lead
relationships by 60% in the middle
market commercial segment

Accelerated speed new products are
rolled out to market

Capital Markets fees up 79%

Wealth and Investment Management
fees up 41%

2005 LOB Accomplishments

Results1

Key Initiatives

Adopted sales
management process
and installed new
technology to support the
operating model

Sustain market share
gains through our strategy
of relationship planning
and use of strategic
reviews for key client
segments

Implement Treasury
Management product,
sales and service
enhancements

Commercial

¹ Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004

Loans                             +9%

Deposits                       +11%

Pre-Tax Contribution    +12%

5

2005 LOB Accomplishments

Drive the cross-sell of
Capital Markets products
to the Commercial and
Wealth & Investment
Management LOBs

Invest in Debt Capital
Markets product
capabilities, both new
and existing

Focused initiative to
enhance risk adjusted
returns of corporate
clients

Deliver ‘best in class’
credit   performance

Capital Markets Revenue cross-sold to the
Commercial and Wealth & Investment
Management LOB’s = $60MM, up $27MM
or 84%

Corporate Banking total new business
revenue up 19%

Increased product specialists

Debt Capital Markets Revenue = $229MM,
up $52MM or 30%

Corporate Banking’s twelve month trailing
RAROC has increased 1.7%

Non-accrual loans = $31.1MM, down
$32.2MM or 51%. Represents 0.2% of total
loans

Criticized loans = $205.3MM, down
$93.8MM or 31%.  Represents 1.3% of total
loans

Corporate and Investment Banking

Results1

Key Initiatives

¹ Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004

Loans                             +8%

Deposits                          -3%

Pre-Tax Contribution    +10%

6

2005 LOB Accomplishments

Rolled out and implemented
new client management
operating model in Private
Wealth Management

Continue to ensure our
offerings of products and
services exceeds those of
our competitors

Implemented initiatives which
increased penetration into
existing STI client base

Integrated NCF and First
Mercantile into business units,
expanding opportunities for
cross selling

Institutional new trust business
up 56%

Capital Markets referral $ up
175%

Discretionary assets under
management increased 12%
9/30/05 over 9/30/04

Brokerage assets increased
20% 9/30/05 over 9/30/04

Personal Trust retention
improved by 14%

Results1

Wealth and Investment Management

Key Initiatives

¹ Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004

Loans                            +13%

Deposits                        +20%

Pre-Tax Contribution     +22%

7

2005 LOB Accomplishments

Grow Market Share

Grow purchase originations
faster than peer average

Increased the size of the
mortgage sales force

Opened 30 new offices to
expand national footprint to
157 total Retail offices and 17
total Wholesale offices

Strong emphasis on Mortgage
cross-sell  program

Focused on home equity,
deposit, credit/debit card
and other consumer
products

Over $51 billion in total
applications, up 44% over the
same period in 2004

Nearly $31 billion in purchase
applications, up 49%

Over $32 billion in total closings,
up 46%

Over $19 billion in purchase
closings, up 51%

Key Initiatives

Results1

Total booked products up 69%, an
increase of 28,000 products
sold over the same period in 2004

Mortgage

¹ Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004

Loans                            +30%

Deposits                        +17%

Pre-Tax Contribution     +10%

8

Enhanced our referral &
sales processes as well as
advertising to drive more
sales opportunities
through the call center

2005 LOB Accomplishments

Streamline consumer
products and increase the
focus on service quality at
branch locations

New personal checking accounts up
15%

Successful CD campaign helped drive
a 199% increase in new CD/IRA
accounts

Key Initiatives

Results1

1  Includes only legacy SunTrust data for the first nine months of 2005 as compared to the first nine months of 2004. New accounts include both legacy SunTrust and NCF

New business checking accounts up
55%

New business banking loan production
up 33%

Outstanding business banking
deposits up 16% and loans up 9%

New Direct Home Equity production
increased 29%

Improvements have increased speed
31%

New deposit account sales through
the call center up 61%

Check card sales through the call
center up 44%

Build a world class Home
Equity Business and invest
in technology and process
improvements

Launch products and
initiatives to enhance the
business banking client
experience

Retail

Loans                            +10%

Deposits                          +7%

Pre-Tax Contribution     +18%

9

SunTrust Retail LOB Value Proposition

Delivery Scale/

Multiple Channels

Product Array

and Expertise

Ability to Serve

All Segments

True

Client Management

Personalized,

Quality Service

Decisions Close

to Customer

Deliver “Big Bank”
Capabilities

Local Decisions and
Responsiveness

with

10

Delivering The Perfect Client Experience

We have developed and instituted a common Branch Operating
Model across all the markets we serve.

We have enhanced our product set for consumers and small
businesses through new and streamlined product offerings.

We have created an efficient delivery system for growing our home equity lending.

We have invested in channels including traditional branches, in-
store branches, online banking, ATMs and call centers.

We have focused on acquiring and developing top talent across our retail banking franchise.

11

SunTrust’s Branch Operating Model

Key elements of the Branch Operating Model:

Profiling and needs based selling

Team rewards tied to sales, retention and balance sheet
growth

Clarity around roles and responsibilities

Sales coaching tools and daily results tracking

Consistent sales management discipline

Intense performance and talent management

12

Expanding Product Offerings

New personal and business checking line
up - including Free Checking

Simple to Buy and Simple to Sell

More value to the client

Helped increase new account sales
and decrease account attrition

Launched Visa Extras to enhance check
card sales and usage

Fastest sign up rate of any new
issuer

Introduced Fast Access small business line
of credit

Added convenience for small
businesses

Market and segment tailored offerings such
as NASCAR checking and Atlanta Falcons
pack

Example Product Enhancements/Additions Made In the Last Two Years

13

CAGR = 40%
$4,571
$6,341
$8,239
$12,649
2002
2003
2004
2005

Technology and process improvements
have sped up delivery times by 31% and
helped drive home equity growth

Our focus is on quickly responding to all
consumer loan requests:

96% of loans and lines are decisioned
within 2 hours

93% of client communication occurs
within 1 hour

Cross LOB partnership with SunTrust
Mortgage is driving additional growth

Ramping up Home Equity production
through Mortgage Cross Sell Team &
Mortgage Loan Officers

Over 36 months we’ve experienced a 44%
reduction in the cost per booked loan

We’ve maintained consistent credit
underwriting guidelines during this growth

Growth & Efficiency In Consumer Lending

Total Home Equity Line Portfolio Growth

(3rd Quarter Average, Dollars in Millions)

14

Investing In Delivery Channels

New traditional and in-store
branches

- Opportunities for in footprint
expansion: recent
announcement to expand
presence in Charleston, SC

Branch renovation

Upgraded and personalized
ATMs

Redesigned, easier to navigate
SunTrust.com

SunTrust Online personal
banking customization

Expanded Business Banking
online functionality

Improved call center
capabilities for consumer and
small business clients

15

SunTrust
Personal Finance
Find your nearest ATM or branch.
My Online Access
Banking
Borrowing
Investing
Insuring
Managing Wealth
Tools & Planning
Easy access to other areas of the site.
Tabs provide quick and easy access to what you need.
My Online Access
Receive special offers available only to online banking customers.
Message Center
Access Your Statements
View your Online Statements in Online Banking.
Receive and send secure messages.
Accounts Summary
Deposit
Available Balance
Signature Advantage
Net Market Value
CD/IRA
Current Balance
Loans/Lines/Credit Cards
Balance
View your account summaries at a glance.
Stocks
Index
Last
Change
Choose market information you want to watch.
Weather
News
Customize your news.
Localize your weather.

Enhancing Online Banking

Consumer Online Banking

Small Business Online Banking

Online banking capabilities designed for
small business clients

Differentiated authentication and access

Expanded corporate type cash
management capabilities

Tiered product offering allows us to meet
changing needs of business clients

Online Banking portal with personalized
stock quotes, news and weather

Added convenience and one-click easy
access for common transactions and
payments

Expanded planning tools and content

16

SunTrust continues to place an
emphasis on enhancing our branch
network, closing underperformers and
redeploying assets to high opportunity
growth markets

A highly analytical process for adding
and monitoring new branches includes:

Stack ranking opportunities across
the footprint

Investing in the right locations

Tracking performance versus
business plans

SunTrust is aggressively targeting the
in-store channel as a key strategy to:

Enhance customer convenience

Grow the client base

Increase existing customer sales

Reduce capital expenditures

          SunTrust is a major in-store banking player

330

Total

4

Other

South Carolina

12

BI-LO

North Carolina

22

Harris Teeter

Washington/Baltimore

43

Safeway

Primarily GA and FL

75

Wal-Mart

Georgia

78

Publix

TN, GA, VA, MS

96

Kroger

Locations

Current
Branches

SunTrust has in-store branches with four out of the top
five retailers (Wal-Mart, Kroger, Safeway, Publix) who
have in-store banking partners

Optimizing The Branch Network

17

Talent Management Is The Key To Success

Performance
Measurement and
Management

Branch Certification

PPI/Mystery Shopping

Edge$ell Daily Sales Tracking

Separate Personal and
Business product sales goals
at the branch level

Stack rank our Branch
Managers and Business
Bankers to identify top players
for future advancement

Top Player Retention

Management attention and
recognition of top performers

Career pathing and
progression

Address the quality of
managers

Move out underperformers

Provide training and career
development through
SunTrust University

Reward and Recognition
Programs

Sales and trip reward
programs

100% Club program

Link merit increases to stack
rankings

Cross-LOB referral programs

Tie incentive rewards to
sales production, retention
and balance sheet goals

18

Delivering The Perfect Client Experience

Product and
Service
Capabilities

Distribution
Channel
Investment

Talent Management

Operating
Model
Execution

Deliver “Big Bank”
Capabilities

Local Decisions and
Responsiveness

with

19

360 o Relationship Focus

Retail referred $2.7 billion in closed
Mortgages – up over 51% 1

Retail made 59,000 qualified referrals to
Wealth and Investment Management 1

Wealth and Investment Management
made 21,000 referrals to Retail 2

Commercial produced $3.1 million in
fees to Institutional Wealth and
Investment Management -  up 41% 2

Cross-LOB Referrals Driving Revenue Growth

1 STI legacy only vs September YTD last year

2 Includes NCF

Commercial generated $46 million in Capital Markets fees – up 74%2

Over 67,000 total products sold by Mortgage – up 69%1

CIB

Wlth

and

Invest.

Man.

Retail

Cmml

Mortgage

SunTrust

Customer

September 2005 YTD

20

Line of Business Goals for 2006

Leverage merger to capture market share

Grow branch network, emphasis on in-store
opportunities

Improve partnership between business banking
and other LOBs to ensure proper client segmentation,
enhance service and improve retention

Capitalize on opportunities
in legacy NCF footprint to
grow diversified commercial,
auto dealer, middle market
and institutional/government
segments

Make significant
investments in Treasury
Management products,
sales and service to
capture emerging
opportunities in the
payments business

GOALS

Continue to enhance
capital markets sales into
Commercial and Wealth &
Investment Management client
base

Invest in developing new
and existing Debt Capital
Market product
capabilities

Aggressively expand and
retain share of emerging wealth
segments

Integrate successful private
banking units into private wealth
management for a more
comprehensive approach

Integrate Alexander Key and
SunTrust Securities into SunTrust
Investment Services to leverage
broker platform and achieve
efficiencies

Partner with Retail to
improve
penetration

Continue to
strengthen
product offerings
and distribution
capabilities

21

Business Line	Long Term Growth Rate Target
Retail	8 -10%
Commercial	8 -10%
Corporate and Investment Banking	9 -11%
Wealth & Investment Management	12 -14%
Mortgage	8-10%
SunTrust	8 -10%

Long Term Growth Initiatives

22

23

APPENDIX

24

Average Loans: 13% YOY Growth
Average Deposits: 7% YOY Growth
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
98,085
87,878
100,137
90,601
103,216
90,968
106,967
93,065
110,818
94,076
3Q04
4Q04
1Q05
2Q05
3Q05

1 Deposits = Consumer and Commercial Deposits

2 3Q 04 is reported on an estimated historical combined basis

Loan and Deposit Growth 1

($ in millions)

2

25

Average Loan Growth

Mortgages

RE Construction

RE Equity

RE Commercial

Commercial

Business Credit Card

Consumer - Direct

Consumer - Indirect

Nonaccrual

Total Loans

2Q 2005

As Adjusted

($ in millions)

$1,497.6

553.3

618.3

(170.3)

971.0

10.4

236.0

121.3

14.1

$3,851.7

$26,752.9

8,962.4

12,030.3

13,042.3

31,630.7

213.1

4,937.0

9,058.5

339.5

$106,966.7

$28,250.5

9,515.7

12,648.6

12,872.0

32,601.7

223.5

5,173.0

9,179.8

353.6

$110,818.4

3Q 2005

22.4%

24.7%

20.6%

(5.2)%

12.3%

19.5%

19.1%

5.4%

16.6%

   14.4%

1 As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits.
The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations.  The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

Adjusted

Growth

Adjusted

Sequential

Annualized

Growth Rate

5.6%

6.2%

5.1%

(1.3)%

3.1%

4.9%

4.8%

1.3%

4.2%

3.6%

Adjusted

Growth Rate

1

Driven by targeted sales initiatives

26

Average Consumer and Commercial Deposit Growth

DDA

NOW

MMA

Savings

Consumer Time

Other Time

Total Consumer and
Commercial Deposits

2Q 2005

As Adjusted

($ in millions)

$196.7

(661.9)

621.4

(381.5)

862.8

373.7

$1,011.2

$24,324.7

17,515.0

25,678.3

6,246.6

11,556.5

7,743.4

$93,064.5

$24,521.4

16,853.1

26,299.7

5,865.1

12,419.3

8,117.1

$94,075.7

3Q 2005

3.2%

(15.1)%

9.7%

(24.4)%

29.9%

19.3%

4.3%

1 As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits.
The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations.  The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

Adjusted

Growth

Adjusted

Sequential

Annualized

Growth Rate

0.8%

(3.8)%

2.4%

(6.1)%

7.5%

4.8%

1.1%

Adjusted

Growth Rate

1

Driven by targeted sales initiatives

27

Trust and Investment Mgmt.

Broker Dealer Revenue

Deposits and Other Fees

Other Noninterest Income

Noninterest Income

($ in millions)

$168,802

147,184

368,613

146,360

$830,959

$167,503

138,149

357,545

107,739

$770,936

$1,299

9,035

11,068

38,621

$60,023

3.1%

26.2%

12.4%

143.4%

31.1%

3Q 2005

Growth

2Q 2005

Sequential
Annualized
Growth Rate

0.8%

  6.5%

3.1%

35.8%

7.8%

Growth

Rate

2 Noninterest Income excludes securities (losses)/gains and net gain on sale of RCM assets.

1

2

1 Increase in other noninterest income mainly attributable to mortgage production income.

Total noninterest income increased 31% on a sequential annualized basis

Fee Income Growth

28

1 Based on estimated historical combined numbers

2 SunTrust presents total revenue excluding realized securities gains/losses (and the net gain on sale of RCM assets for 1Q 05);  the Company believes total revenue without securities gains/losses and without the net gain on sale of RCM assets is more indicative of the Company's performance because this isolates income that is primarily customer relationship and customer transaction driven

3 Expense growth excludes merger related expenses and amortization of intangibles (and impairment charge on Affordable Housing Properties in 3Q 05)

Improvement in Operating Leverage

Expense Growth

Revenue Growth

Core Revenue Growth

6%

   flat

  7

2

Sequential Annualized Growth Trends

  5%

(4)

(2)

3

Concerted effort to improve operating leverage is paying off

1Q 05

4Q 04

  6%

   4

   10

2Q 05

1

  20%

     8

     20

3Q 05

29

SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                    THREE MONTHS ENDED
                                                       ---------------------------------------------------------------------------
                                                       SEPTEMBER 30     JUNE 30         MARCH 31       DECEMBER 31    SEPTEMBER 30
                                                           2005           2005            2005            2004            2004
                                                       ------------   ------------    ------------    ------------    ------------
NON-GAAP MEASURES PRESENTED
---------------------------

Net income                                                 $510,774       $465,700        $492,294        $455,729        $368,766
Securities losses, net                                        1,283             17           3,509          12,595          11,825
                                                       ------------   ------------    ------------    ------------    ------------
Net income excluding securities gains and losses            512,057        465,717         495,803         468,324         380,591
The Coca-Cola Company dividend, net of tax                  (12,028)       (12,027)        (12,028)        (10,739)        (10,740)
                                                       ------------   ------------    ------------    ------------    ------------
Net income excluding securities gains and
  losses and The Coca-Cola Company dividend                $500,029       $453,690        $483,775        $457,585        $369,851
                                                       ============   ============    ============    ============    ============

Total average assets                                   $169,933,960   $165,253,589    $161,218,222    $156,570,092    $127,127,968
Average net unrealized securities gains                  (2,102,257)    (1,791,566)     (2,032,787)     (2,056,737)     (2,054,978)
                                                       ------------   ------------    ------------    ------------    ------------
Average assets less net unrealized securities gains    $167,831,703   $163,462,023    $159,185,435    $154,513,355    $125,072,990
                                                       ============   ============    ============    ============    ============

Total average equity                                    $16,822,919    $16,275,567     $16,119,430     $15,818,968      $9,992,905
Average accumulated other comprehensive income           (1,331,103)    (1,139,477)     (1,285,278)     (1,304,553)     (1,318,332)
                                                       ------------   ------------    ------------    ------------    ------------
Total average realized equity                           $15,491,816    $15,136,090     $14,834,152     $14,514,415      $8,674,573
                                                       ============   ============    ============    ============    ============

Return on average total assets                                 1.19%          1.13%           1.24%           1.16%           1.15%
Impact of excluding net realized and unrealized
  securities gains/losses and The Coca-Cola Company
  dividend                                                    (0.01)         (0.02)          (0.01)           0.02            0.03
                                                       ------------   ------------    ------------    ------------    ------------
Return on average total assets less net unrealized
  securities gains(1)                                          1.18%          1.11%           1.23%           1.18%           1.18%
                                                       ============   ============    ============    ============    ============

Return on average total shareholders' equity                  12.05%         11.48%          12.39%          11.46%          14.68%
Impact of excluding net realized and unrealized
  securities gains/losses and The Coca-Cola Company
  dividend                                                     0.76           0.54            0.84            1.08            2.28
                                                       ------------   ------------    ------------    ------------    ------------
Return on average realized shareholders' equity(2)            12.81%         12.02%          13.23%          12.54%          16.96%
                                                       ============   ============    ============    ============    ============

Noninterest income                                         $832,398       $770,909        $753,814        $759,003        $627,692
Securities losses, net                                        2,069             27           5,659          19,377          18,193
Gain on sale of RCM assets, net of related expenses          (3,508)             -         (19,874)              -               -
                                                       ------------   ------------    ------------    ------------    ------------
Total noninterest income excluding securities gains
  and losses and net gain on sale of RCM assets(3)         $830,959       $770,936        $739,599        $778,380        $645,885
                                                       ============   ============    ============    ============    ============

Net interest income                                      $1,156,661     $1,123,709      $1,111,560      $1,084,204        $876,874
FTE adjustment                                               19,081         18,720          17,666          16,684          16,821
                                                       ------------   ------------    ------------    ------------    ------------
Net interest income - FTE                                 1,175,742      1,142,429       1,129,226       1,100,888         893,695
Noninterest income                                          832,398        770,909         753,814         759,003         627,692
                                                       ------------   ------------    ------------    ------------    ------------
Total revenue                                             2,008,140      1,913,338       1,883,040       1,859,891       1,521,387
Securities losses, net                                        2,069             27           5,659          19,377          18,193
Gain on sale of RCM assets, net of related expenses          (3,508)             -         (19,874)              -               -
                                                       ------------   ------------    ------------    ------------    ------------
Total revenue excluding securities gains and losses
  and net gain on sale of RCM assets(3)                  $2,006,701     $1,913,365      $1,868,825      $1,879,268      $1,539,580
                                                       ============   ============    ============    ============    ============

                                                                    NINE MONTHS ENDED
                                                             ---------------------------------
                                                                       SEPTEMBER 30
                                                             ---------------------------------
                                                                 2005                 2004
                                                             ------------         ------------
NON-GAAP MEASURES PRESENTED
---------------------------

Net income                                                     $1,468,768           $1,117,172
Securities losses, net                                              4,808               14,504
                                                             ------------         ------------
Net income excluding securities gains and losses                1,473,576            1,131,676
The Coca-Cola Company dividend, net of tax                        (36,083)             (32,218)
                                                             ------------         ------------
Net income excluding securities gains and
  losses and The Coca-Cola Company dividend                    $1,437,493           $1,099,459
                                                             ============         ============

Total average assets                                         $165,500,517         $126,093,513
Average net unrealized securities gains                        (1,975,791)          (2,478,183)
                                                             ------------         ------------
Average assets less net unrealized securities gains          $163,524,726         $123,615,330
                                                             ============         ============

Total average equity                                          $16,408,550          $10,009,069
Average accumulated other comprehensive income                 (1,252,121)          (1,588,635)
                                                             ------------         ------------
Total average realized equity                                 $15,156,429           $8,420,434
                                                             ============         ============

Return on average total assets                                       1.19%                1.18%
Impact of excluding net realized and unrealized
  securities gains/losses and The Coca-Cola Company
  dividend                                                          (0.01)                0.01
                                                             ------------         ------------
Return on average total assets less net unrealized
  securities gains(1)                                                1.18%                1.19%
                                                             ============         ============

Return on average total shareholders' equity                        11.97%               14.91%
Impact of excluding net realized and unrealized
  securities gains/losses and The Coca-Cola Company
  dividend                                                           0.71                 2.53
                                                             ------------         ------------
Return on average realized shareholders' equity(2)                  12.68%               17.44%
                                                             ============         ============

Noninterest income                                             $2,357,121           $1,845,443
Securities losses, net                                              7,755               22,314
Gain on sale of RCM assets, net of related expenses               (23,382)                   -
                                                             ------------         ------------
Total noninterest income excluding securities gains
  and losses and net gain on sale of RCM assets(3)             $2,341,494           $1,867,757
                                                             ============         ============

Net interest income                                            $3,391,930           $2,600,951
FTE adjustment                                                     55,467               41,714
                                                             ------------         ------------
Net interest income - FTE                                       3,447,397            2,642,665
Noninterest income                                              2,357,121            1,845,443
                                                             ------------         ------------
Total revenue                                                   5,804,518            4,488,108
Securities losses, net                                              7,755               22,314
Gain on sale of RCM assets, net of related expenses               (23,382)                   -
                                                             ------------         ------------
Total revenue excluding securities gains and losses
  and net gain on sale of RCM assets(3)                        $5,788,891           $4,510,422
                                                             ============         ============

                                     ----------------------------------------------------------------------------------------------
                                                                         THREE MONTHS ENDED
                                     ----------------------------------------------------------------------------------------------
                                      SEPTEMBER 30      JUNE 30%(4)        SEPTEMBER 30    SEPTEMBER 30%
                                          2005            2005           CHANGE           2005            2004           CHANGE
                                     --------------  --------------  --------------  --------------  --------------  --------------

AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
--------------------------------------------------------------

Noninterest bearing deposits           $24,521,452      $24,309,721         0.9         $24,521,452     $20,490,191         19.7
NOW accounts                            16,853,139       17,519,608        (3.8)         16,853,139      12,999,444         29.6
Savings                                  5,865,099        6,462,425        (9.2)          5,865,099       7,424,698        (21.0)
                                     --------------  --------------                  --------------  --------------
Total average low cost consumer and
  commercial deposits                  $47,239,690      $48,291,754        (2.2)        $47,239,690     $40,914,333         15.5
                                     ==============  ==============                  ==============  ==============

--------------------------------------------------------------------------------
(1)  SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company.
     The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven.
     The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

(2)  The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders' equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola
     Company dividend, by average realized shareholders' equity.

(3)  SunTrust presents total noninterest income and total revenue excluding realized securities gains and losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains and losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

(4)  Multiply by 4 to calculate sequential annualized growth or reductions.

                                       A-1

SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A, CONTINUED
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                           THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                             -------------------------------------------    ----------------------
                                                                 SEPTEMBER 30             JUNE 30                SEPTEMBER 30
                                                                     2005                   2005                     2005
                                                             --------------------   --------------------    ----------------------
SELECTED NON-GAAP OPERATING MEASURES AND
ADJUSTED OPERATING MEASURES PRESENTED (1)
-----------------------------------------

Net income                                                              $510,774               $465,700                $1,468,768
Merger expense, net of tax                                                 7,505                 33,642                    57,105
                                                             --------------------   --------------------    ----------------------
Operating net income                                                     518,279                499,342                 1,525,873
Net gain on sale of RCM assets, net of tax                                (2,175)                     -                   (14,497)
                                                             --------------------   --------------------    ----------------------
Adjusted operating net income                                           $516,104               $499,342                $1,511,376
                                                             ====================   ====================    ======================

Diluted earnings per share                                                 $1.40                  $1.28                     $4.04
Impact of excluding merger expense                                          0.02                   0.09                      0.16
                                                             --------------------   --------------------    ----------------------
Operating diluted earnings per share                                        1.42                   1.37                      4.20
Impact of net gain on sale of RCM assets                                       -                      -                     (0.04)
                                                             --------------------   --------------------    ----------------------
Adjusted operating diluted earnings per share                              $1.42                  $1.37                     $4.16
                                                             ====================   ====================    ======================

Total revenue                                                         $2,008,140             $1,913,338                $5,804,518
Securities losses, net                                                     2,069                     27                     7,755
Net gain on sale of RCM assets                                            (3,508)                     -                   (23,382)
                                                             --------------------   --------------------    ----------------------
Adjusted total revenue                                                $2,006,701             $1,913,365                $5,788,891
                                                             ====================   ====================    ======================

Noninterest income                                                      $832,398               $770,909                $2,357,121
Net gain on sale of RCM assets                                            (3,508)                     -                   (23,382)
                                                             --------------------   --------------------    ----------------------
Noninterest income excluding net gain on sale of RCM assets             $828,890               $770,909                $2,333,739
                                                             ====================   ====================    ======================

Noninterest expense                                                   $1,177,071             $1,172,825                $3,483,802
Merger expense                                                           (12,104)               (54,262)                  (92,104)
                                                             --------------------   --------------------    ----------------------
Noninterest expense excluding merger expense                          $1,164,967             $1,118,563                $3,391,698
                                                             ====================   ====================    ======================

Efficiency ratio                                                           58.62%                 61.30%                    60.02%
Impact of excluding merger expense                                         (0.61)                 (2.84)                    (1.59)
                                                             --------------------   --------------------    ----------------------
Operating efficiency ratio                                                 58.01                  58.46                     58.43
Impact of net gain on sale of RCM assets                                    0.10                      -                      0.24
                                                             --------------------   --------------------    ----------------------
Adjusted operating efficiency ratio                                        58.11%                 58.46%                    58.67%
                                                             ====================   ====================    ======================

Return on average total assets                                              1.19%                  1.13%                     1.19%
Impact of excluding merger expense                                          0.02                   0.08                      0.04
                                                             --------------------   --------------------    ----------------------
Operating return on average total assets (2)                                1.21%                  1.21%                     1.23%
                                                             ====================   ====================    ======================

Return on average total shareholders' equity                               12.05%                 11.48%                    11.97%
Impact of excluding merger expense                                          0.17                   0.83                      0.46
                                                             --------------------   --------------------    ----------------------
Operating return on average total shareholders' equity (3)                 12.22%                 12.31%                    12.43%
                                                             ====================   ====================    ======================

--------------------------------------------------------------------------------
(1)  SunTrust presents selected financial data on an operating basis that excludes merger charges, which represent incremental costs to integrate
     NCF's operations. The Company also presents selected financial data on an adjusted operating basis, which further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

(2)  Computed by dividing annualized operating net income by average total assets.

(3)  Computed by dividing annualized operating net income by average total shareholders' equity.

                                       A-2

SUNTRUST BANKS, INC. AND SUBSIDIARIES
QUARTER-TO-QUARTER COMPARISON - ACTUAL
APPENDIX B
--------------------------------------------------------------------------------

                                                                               THREE MONTHS ENDED
                                                    --------------------------------------------------------------------------------
                                                                                             INCREASE/(DECREASE)        SEQUENTIAL
                                                       SEPTEMBER 30         JUNE 30      ---------------------------   ANNUALIZED(1)
                                                           2005              2005            AMOUNT           %              %
                                                    -----------------  ----------------  --------------  -----------  --------------
STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                       $1,156,661        $1,123,709         $32,952        2.9%          11.7%

Provision for loan losses                                     70,393            47,811          22,582       47.2             NM
                                                    -----------------  ----------------  --------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                          1,086,268         1,075,898          10,370        1.0            3.9
                                                    -----------------  ----------------  --------------

NONINTEREST INCOME

Deposit and other fees(2)                                    368,613           357,545          11,068        3.1           12.4
Trust and investment management income                       168,802           167,503           1,299        0.8            3.1
Broker/dealer revenue(3)                                     147,184           138,149           9,035        6.5           26.2
Other noninterest income                                     146,360           107,739          38,621       35.8             NM
                                                    -----------------  ----------------  --------------
  Noninterest income before securities losses, net
    and net gain on sale of RCM assets(4)                    830,959           770,936          60,023        7.8           31.1
Gain on sale of RCM assets, net of related expenses            3,508                 -           3,508      100.0             NM
                                                    -----------------  ----------------  --------------
  Noninterest income before securities losses, net           834,467           770,936          63,531        8.2           33.0
Securities losses, net                                        (2,069)              (27)         (2,042)   7,563.0             NM
                                                    -----------------  ----------------  --------------
    Total noninterest income                                 832,398           770,909          61,489        8.0           31.9
                                                    -----------------  ----------------  --------------

NONINTEREST EXPENSE

Personnel expense                                            632,333           623,284           9,049        1.5            5.8
Net occupancy expense                                         79,519            73,483           6,036        8.2           32.9
Outside processing and software                               92,952            89,282           3,670        4.1           16.4
Equipment expense                                             50,083            51,579          (1,496)      (2.9)         (11.6)
Marketing and customer development                            38,651            36,298           2,353        6.5           25.9
Other noninterest expense                                    216,020           214,819           1,201        0.6            2.2
                                                    -----------------  ----------------  --------------
  Noninterest expense before Affordable Housing
    impairment charge, amortization of intangible
    assets and merger expense(5)                           1,109,558         1,088,745          20,813        1.9            7.6
Impairment charge on Affordable Housing Properties            25,672                 -          25,672      100.0             NM
Amortization of intangible assets                             29,737            29,818             (81)      (0.3)          (1.1)
Merger expense                                                12,104            54,262         (42,158)     (77.7)            NM
                                                    -----------------  ----------------  --------------
    Total noninterest expense                              1,177,071         1,172,825           4,246        0.4            1.4
                                                    -----------------  ----------------  --------------

INCOME BEFORE INCOME TAXES                                   741,595           673,982          67,613       10.0           40.1
Provision for income taxes                                   230,821           208,282          22,539       10.8           43.3
                                                    -----------------  ----------------  --------------
NET INCOME                                                   510,774           465,700          45,074        9.7           38.7
Merger expense, net of tax                                     7,505            33,642         (26,137)     (77.7)            NM
                                                    -----------------  ----------------  --------------
OPERATING NET INCOME                                         518,279           499,342          18,937        3.8           15.2
Net gain on sale of RCM assets, net of tax                    (2,175)                -          (2,175)     100.0             NM
                                                    -----------------  ----------------  --------------
ADJUSTED OPERATING NET INCOME                               $516,104          $499,342         $16,762        3.4%          13.4%
                                                    =================  ================  ==============

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                       $1,156,661        $1,123,709         $32,952        2.9%          11.7%
FTE adjustment                                                19,081            18,720             361        1.9            7.7
                                                    -----------------  ----------------  --------------
Net interest income - FTE                                  1,175,742         1,142,429          33,313        2.9           11.7
Noninterest income                                           832,398           770,909          61,489        8.0           31.9
                                                    -----------------  ----------------  --------------
Total revenue                                              2,008,140         1,913,338          94,802        5.0           19.8
Securities losses, net                                         2,069                27           2,042    7,563.0             NM
Net gain on sale of RCM assets                                (3,508)                -          (3,508)     100.0             NM
                                                    -----------------  ----------------  --------------
Total revenue excluding securities gains and losses
  and net gain on sale of RCM assets                      $2,006,701        $1,913,365         $93,336        4.9%          19.5%
                                                    =================  ================  ==============

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(6),(8)
Commercial                                                   $32,713           $32,508            $205        0.6%           2.5%
Real estate 1-4 family                                        28,366            26,324           2,042        7.8           31.0
Real estate commercial and construction                       22,484            21,496             988        4.6           18.4
Real estate equity                                            12,649            12,135             514        4.2           16.9
Consumer(7)                                                   14,382            14,291              91        0.6            2.5
Credit cards                                                     224               213              11        5.2           20.7
                                                    -----------------  ----------------  --------------
    Total loans                                             $110,818          $106,967          $3,851        3.6%          14.4%
                                                    =================  ================  ==============

Average deposits(8)
Noninterest bearing deposits                                 $24,522           $24,310            $212        0.9%           3.5%
NOW accounts                                                  16,853            17,520            (667)      (3.8)         (15.2)
Money market accounts                                         26,300            25,473             827        3.2           13.0
Savings                                                        5,865             6,462            (597)      (9.2)         (37.0)
Consumer and other time                                       20,536            19,300           1,236        6.4           25.6
                                                    -----------------  ----------------  --------------
   Total consumer and commercial deposits                     94,076            93,065           1,011        1.1            4.3
Brokered and foreign deposits                                 17,969            15,709           2,260       14.4           57.5
                                                    -----------------  ----------------  --------------
     Total deposits                                         $112,045          $108,774          $3,271        3.0%          12.0%
                                                    =================  ================  ==============

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                            $307,788          $328,018        ($20,230)      (6.2)%        (24.7)%
Restructured loans                                            21,876            21,236             640        3.0           12.1
                                                    -----------------  ----------------  --------------
   Total nonperforming loans                                 329,664           349,254         (19,590)      (5.6)         (22.4)
Other real estate owned (OREO)                                26,013            25,263             750        3.0           11.9
Other repossessed assets                                       7,060             5,786           1,274       22.0           88.1
                                                    -----------------  ----------------  --------------
     Total nonperforming assets                             $362,737          $380,303        ($17,566)      (4.6)%        (18.5)%
                                                    =================  ================  ==============
Allowance for loan and lease losses                       $1,029,855        $1,036,173         ($6,318)      (0.6)%         (2.4)%
                                                    =================  ================  ==============

--------------------------------------------------------------------------------
(1)  Multiply percentage change by 4 to calculate sequential annualized change.
     Any sequential annualized change over 100 percent is labeled as "NM". Those changes over 100 percent were not considered to be meaningful.

(2)  Includes service charges on deposits, card and other charges and fees.

(3)  Includes retail investment services, investment banking income and trading account profits and commissions.

(4)  SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the
     Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

(5)  The Company presents noninterest expense before an impairment charge on
     Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

(6)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(7)  Includes consumer direct and consumer indirect loans.

(8)  See Appendix C for the impact of the estimated reclassification adjustments resulting from the April 22, 2005 NCF systems conversion.

                                       B-1

SUNTRUST BANKS, INC. AND SUBSIDIARIES
QUARTER-TO-QUARTER COMPARISON - HISTORICAL COMBINED GROWTH
APPENDIX B, CONTINUED

The 3rd quarter and year-to-date 2004 figures represent SunTrust and NCF on a historical combined basis. See following page for a reconcilement of these historical combined amounts.
--------------------------------------------------------------------------------

                                                                               HISTORICAL COMBINED
                                                    ------------------------------------------------------------------------
                                                                               THREE MONTHS ENDED
                                                    ------------------------------------------------------------------------
                                                               SEPTEMBER 30                       INCREASE/(DECREASE)
                                                    -----------------------------------   ----------------------------------
                                                          2005               2004              AMOUNT               %
                                                    ----------------  -----------------   ---------------   ----------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                      $1,156,661         $1,071,689           $84,972           7.9%

Provision for loan losses                                    70,393             60,818             9,575          15.7
                                                    ----------------  -----------------   ---------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                         1,086,268          1,010,871            75,397           7.5
                                                    ----------------  -----------------   ---------------

NONINTEREST INCOME

Deposit and other fees(1)                                   368,613            353,573            15,040           4.3
Trust and investment management income                      168,802            165,603             3,199           1.9
Broker/dealer revenue(2)                                    147,184            132,650            14,534          11.0
Other noninterest income                                    146,360            106,550            39,810          37.4
                                                    ----------------  -----------------   ---------------
   Noninterest income before securities losses, net
     and net gain on sale of RCM assets(3)                  830,959            758,376            72,583           9.6
Gain on sale of RCM assets, net of related expenses           3,508                  -             3,508         100.0
                                                    ----------------  -----------------   ---------------
   Noninterest income before securities losses, net         834,467            758,376            76,091          10.0
Securities losses, net                                       (2,069)           (16,565)           14,496         (87.5)
                                                    ----------------  -----------------   ---------------
     Total noninterest income                               832,398            741,811            90,587          12.2
                                                    ----------------  -----------------   ---------------

NONINTEREST EXPENSE

Personnel expense                                           632,333            605,325            27,008           4.5
Net occupancy expense                                        79,519             79,875              (356)         (0.4)
Outside processing and software                              92,952             75,449            17,503          23.2
Equipment expense                                            50,083             50,904              (821)         (1.6)
Marketing and customer development                           38,651             34,975             3,676          10.5
Other noninterest expense                                   216,020            233,692           (17,672)         (7.6)
                                                    ----------------  -----------------   ---------------
  Noninterest expense before Affordable Housing
    impairment charge, amortization of intangible
    assets and merger expense(4)                          1,109,558          1,080,220            29,338           2.7
Impairment charge on Affordable Housing Properties           25,672              9,001            16,671         185.2
Amortization of intangible assets                            29,737             28,132             1,605           5.7
Merger expense                                               12,104                  -            12,104         100.0
                                                    ----------------  -----------------   ---------------
    Total noninterest expense                             1,177,071          1,117,353            59,718           5.3
                                                    ----------------  -----------------   ---------------

INCOME BEFORE INCOME TAXES                                  741,595            635,329           106,266          16.7
Provision for income taxes                                  230,821            198,926            31,895          16.0
                                                    ----------------  -----------------   ---------------
NET INCOME                                                  510,774            436,403            74,371          17.0
Merger expense, net of tax                                    7,505                  -             7,505         100.0
                                                    ----------------  -----------------   ---------------
OPERATING NET INCOME                                        518,279            436,403            81,876          18.8
Net gain on sale of RCM assets, net of tax                   (2,175)                 -            (2,175)        100.0
                                                    ----------------  -----------------   ---------------
ADJUSTED OPERATING NET INCOME                              $516,104           $436,403           $79,701          18.3%
                                                    ================  =================   ===============

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                      $1,156,661         $1,071,689           $84,972           7.9%
FTE adjustment(5)                                            19,081             19,063                18           0.1
                                                    ----------------  -----------------   ---------------
Net interest income - FTE                                 1,175,742          1,090,752            84,990           7.8
Noninterest income                                          832,398            741,811            90,587          12.2
                                                    ----------------  -----------------   ---------------
Total revenue                                             2,008,140          1,832,563           175,577           9.6
Securities losses, net                                        2,069             16,565           (14,496)        (87.5)
Net gain on sale of RCM assets                               (3,508)                 -            (3,508)        100.0
                                                    ----------------  -----------------   ---------------
Total revenue excluding securities gains and losses
  and net gain on sale of RCM assets                     $2,006,701         $1,849,128          $157,573           8.5%
                                                    ================  =================   ===============

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(6)
Commercial                                                  $32,713            $31,977              $736           2.3%
Real estate 1-4 family                                       28,366             21,963             6,403          29.2
Real estate commercial and construction                      22,484             18,155             4,329          23.8
Real estate equity                                           12,649             10,295             2,354          22.9
Consumer(7)                                                  14,382             15,520            (1,138)         (7.3)
Credit cards                                                    224                175                49          28.0
                                                    ----------------  -----------------   ---------------
    Total loans                                            $110,818            $98,085           $12,733          13.0%
                                                    ================  =================   ===============

Average deposits
Noninterest bearing deposits                                $24,522            $23,239            $1,283           5.5%
NOW accounts                                                 16,853             15,335             1,518           9.9
Money market accounts                                        26,300             24,211             2,089           8.6
Savings                                                       5,865              9,099            (3,234)        (35.5)
Consumer and other time                                      20,536             15,994             4,542          28.4
                                                    ----------------  -----------------   ---------------
  Total consumer and commercial deposits                     94,076             87,878             6,198           7.1
Brokered and foreign deposits                                17,969             11,496             6,473          56.3
                                                    ----------------  -----------------   ---------------
    Total deposits                                         $112,045            $99,374           $12,671          12.8%
                                                    ================  =================   ===============

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                           $307,788           $329,340          ($21,552)         (6.5)%
Restructured loans                                           21,876             19,724             2,152          10.9
                                                    ----------------  -----------------   ---------------
  Total nonperforming loans                                 329,664            349,064           (19,400)         (5.6)
Other real estate owned (OREO)                               26,013             27,126            (1,113)         (4.1)
Other repossessed assets                                      7,060             15,082            (8,021)        (53.2)
                                                    ----------------  -----------------   ---------------
    Total nonperforming assets                             $362,737           $391,272          ($28,535)         (7.3)%
                                                    ================  =================   ===============

Allowance for loan and lease losses                      $1,029,855         $1,067,829          ($37,974)         (3.6)%
                                                    ================  =================   ===============

                                                                                HISTORICAL COMBINED
                                                        --------------------------------------------------------------------
                                                                                NINE MONTHS ENDED
                                                        --------------------------------------------------------------------
                                                                 SEPTEMBER 30                      INCREASE/(DECREASE)
                                                        -------------------------------   ----------------------------------
                                                             2005             2004              AMOUNT               %
                                                        --------------   --------------   -----------------   --------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                        $3,391,930       $3,180,823            $211,107           6.6%

Provision for loan losses                                     128,760          142,415             (13,655)         (9.6)
                                                        --------------   --------------   -----------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                           3,263,170        3,038,408             224,762           7.4
                                                        --------------   --------------   -----------------

NONINTEREST INCOME

Deposit and other fees(1)                                   1,069,792        1,046,326              23,466           2.2
Trust and investment management income                        500,820          474,671              26,149           5.5
Broker/dealer revenue(2)                                      434,529          440,267              (5,738)         (1.3)
Other noninterest income                                      336,353          252,186              84,167          33.4
                                                        --------------   --------------   -----------------
  Noninterest income before securities losses, net
    and net gain on sale of RCM assets(3)                   2,341,494        2,213,450             128,044           5.8
Gain on sale of RCM assets, net of related expenses            23,382                -              23,382         100.0
                                                        --------------   --------------   -----------------
  Noninterest income before securities losses, net          2,364,876        2,213,450             151,426           6.8
Securities losses, net                                         (7,755)          (9,702)              1,947         (20.1)
                                                        --------------   --------------   -----------------
    Total noninterest income                                2,357,121        2,203,748             153,373           7.0
                                                        --------------   --------------   -----------------

NONINTEREST EXPENSE

Personnel expense                                           1,890,410        1,789,971             100,439           5.6
Net occupancy expense                                         228,853          230,183              (1,330)         (0.6)
Outside processing and software                               265,082          225,345              39,737          17.6
Equipment expense                                             154,544          156,156              (1,612)         (1.0)
Marketing and customer development                            106,578          104,011               2,567           2.5
Other noninterest expense                                     629,787          674,364             (44,577)         (6.6)
                                                        --------------   --------------   -----------------
  Noninterest expense before Affordable Housing
    impairment charge, amortization of intangible
    assets and merger expense(4)                            3,275,254        3,180,030              95,224           3.0
Impairment charge on Affordable Housing Properties             25,672            9,001              16,671         185.2
Amortization of intangible assets                              90,772           84,902               5,870           6.9
Merger expense                                                 92,104                -              92,104         100.0
                                                        --------------   --------------   -----------------
    Total noninterest expense                               3,483,802        3,273,933             209,869           6.4
                                                        --------------   --------------   -----------------

INCOME BEFORE INCOME TAXES                                  2,136,489        1,968,223             168,266           8.5
Provision for income taxes                                    667,721          608,079              59,642           9.8
                                                        --------------   --------------   -----------------
NET INCOME                                                  1,468,768        1,360,144             108,624           8.0
Merger expense, net of tax                                     57,105                -              57,105         100.0
                                                        --------------   --------------   -----------------
OPERATING NET INCOME                                        1,525,873        1,360,144             165,729          12.2
Net gain on sale of RCM assets, net of tax                    (14,497)               -             (14,497)       (100.0)
                                                        --------------   --------------   -----------------
ADJUSTED OPERATING NET INCOME                              $1,511,376       $1,360,144            $151,232          11.1%
                                                        ==============   ==============   =================

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                        $3,391,930       $3,180,823            $211,107           6.6%
FTE adjustment(5)                                              55,467           48,441               7,026          14.5
                                                        --------------   --------------   -----------------
Net interest income - FTE                                   3,447,397        3,229,264             218,133           6.8
Noninterest income                                          2,357,121        2,203,748             153,373           7.0
                                                        --------------   --------------   -----------------
Total revenue                                               5,804,518        5,433,012             371,506           6.8
Securities losses, net                                          7,755            9,702              (1,947)         20.1
Net gain on sale of RCM assets                                (23,382)               -             (23,382)       (100.0)
                                                        --------------   --------------   -----------------
Total revenue excluding securities gains and losses
  and net gain on sale of RCM assets                       $5,788,891       $5,442,714            $346,177           6.4%
                                                        ==============   ==============   =================

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans(6)
Commercial                                                    $32,903          $32,112                $791           2.5%
Real estate 1-4 family                                         26,092           20,270               5,822          28.7
Real estate commercial and construction                        21,084           17,899               3,185          17.8
Real estate equity                                             12,123            9,548               2,575          27.0
Consumer(7)                                                    14,614           15,326                (712)         (4.6)
Credit cards                                                      212              165                  47          28.5
                                                        --------------   --------------   -----------------
    Total loans                                              $107,028          $95,320             $11,708          12.3%
                                                        ==============   ==============   =================

Average deposits
Noninterest bearing deposits                                  $24,188          $22,650              $1,538           6.8%
NOW accounts                                                   17,282           14,974               2,308          15.4
Money market accounts                                          25,519           24,163               1,356           5.6
Savings                                                         6,605            8,619              (2,014)        (23.4)
Consumer and other time                                        19,120           15,512               3,608          23.3
                                                        --------------   --------------   -----------------
  Total consumer and commercial deposits                       92,714           85,918               6,796           7.9
Brokered and foreign deposits                                  15,718           12,255               3,463          28.3
                                                        --------------   --------------   -----------------
    Total deposits                                           $108,432          $98,173             $10,259          10.4%
                                                        ==============   ==============   =================

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans
Restructured loans

  Total nonperforming loans
Other real estate owned (OREO)
Other repossessed assets

    Total nonperforming assets

Allowance for loan and lease losses

--------------------------------------------------------------------------------
(1)  Includes service charges on deposits, card and other charges and fees.

(2)  Includes retail investment services, investment banking income and trading account profits and commissions.

(3)  SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the
     Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

(4)  The Company presents noninterest expense before an impairment charge on
     Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

(5)  NCF's FTE adjustments were reduced $4.0 million and $13.1 million from the third quarter and first nine months of 2004, respectively, to conform to
     SunTrust's methodology.

(6)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(7)  Includes consumer direct and consumer indirect loans.

                                       B-2

SUNTRUST BANKS, INC. AND SUBSIDIARIES
SUNTRUST / NCF - SELECTED HISTORICAL FINANCIAL DATA
APPENDIX B, CONTINUED
--------------------------------------------------------------------------------

                                                                THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                    ---------------------------------------- --------------------------------------
                                                                SEPTEMBER 30, 2004                    SEPTEMBER 30, 2004
                                                    ---------------------------------------- --------------------------------------
                                                                                HISTORICAL                              HISTORICAL
                                                      SUNTRUST        NCF        COMBINED     SUNTRUST         NCF       COMBINED
                                                    ------------ ------------  ------------ ------------  ------------ ------------

STATEMENTS OF INCOME (Dollars in thousands)

NET INTEREST INCOME                                    $876,874      $194,815   $1,071,689   $2,600,951       $579,872   $3,180,823

Provision for loan losses                                41,774        19,044       60,818       98,438         43,977      142,415
                                                    ------------ ------------  ------------ ------------  ------------ ------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                       835,100       175,771    1,010,871    2,502,513        535,895    3,038,408
                                                    ------------ ------------  ------------ ------------  ------------ ------------

NONINTEREST INCOME

Deposit and other fees(1)                               298,328        55,245      353,573      887,178        159,148    1,046,326
Trust and investment management income                  149,673        15,930      165,603      426,257         48,414      474,671
Broker/dealer revenue(2)                                113,308        19,342      132,650      368,452         71,815      440,267
Other noninterest income                                 84,576        21,974      106,550      185,870         66,316      252,186
                                                    ------------ ------------  ------------ ------------  ------------ ------------
  Noninterest income before securities losses, net      645,885       112,491      758,376    1,867,757        345,693    2,213,450
Securities losses, net                                  (18,193)        1,628      (16,565)     (22,314)        12,612       (9,702)
                                                    ------------ ------------  ------------ ------------  ------------ ------------
    Total noninterest income                            627,692       114,119      741,811    1,845,443        358,305    2,203,748
                                                    ------------ ------------  ------------ ------------  ------------ ------------
NONINTEREST EXPENSE

Personnel expense                                       527,734        77,591      605,325    1,555,452        234,519    1,789,971
Net occupancy expense                                    66,542        13,333       79,875      190,030         40,153      230,183
Outside processing and software                          68,657         6,792       75,449      204,902         20,443      225,345
Equipment expense                                        43,275         7,629       50,904      134,100         22,056      156,156
Marketing and customer development                       32,028         2,947       34,975       93,902         10,109      104,011
Other noninterest expense                               167,019        66,673      233,692      514,836        159,528      674,364
                                                    ------------ ------------  ------------ ------------  ------------ ------------
  Noninterest expense before Affordable Housing
    impairment charge and amortization of
    intangible assets                                   905,255       174,965    1,080,220    2,693,222        486,808    3,180,030
Impairment charge on Affordable Housing Properties        9,001             -        9,001        9,001              -        9,001
Amortization of intangible assets                        15,593        12,539       28,132       45,823         39,079       84,902
                                                    ------------ ------------  ------------ ------------  ------------ ------------
    Total noninterest expense                           929,849       187,504    1,117,353    2,748,046        525,887    3,273,933
                                                    ------------ ------------  ------------ ------------  ------------ ------------

INCOME BEFORE INCOME TAXES                              532,943       102,386      635,329    1,599,910        368,313    1,968,223
Provision for income taxes                              164,177        34,749      198,926      482,738        125,341      608,079
                                                    ------------ ------------  ------------ ------------  ------------ ------------
NET INCOME                                             $368,766       $67,637     $436,403   $1,117,172       $242,972   $1,360,144
                                                    ============ ============  ============ ============  ============ ============

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                    $876,874      $194,815   $1,071,689   $2,600,951       $579,872   $3,180,823
FTE adjustment 3                                         16,821         2,242       19,063       41,714          6,727       48,441
                                                    ------------ ------------  ------------ ------------  ------------ ------------
Net interest income - FTE                               893,695       197,057    1,090,752    2,642,665        586,599    3,229,264
Noninterest income                                      627,692       114,119      741,811    1,845,443        358,305    2,203,748
                                                    ------------ ------------  ------------ ------------  ------------ ------------
Total revenue                                         1,521,387       311,176    1,832,563    4,488,108        944,904    5,433,012
Securities losses, net                                   18,193        (1,628)      16,565       22,314        (12,612)       9,702
                                                    ------------ ------------  ------------ ------------  ------------ ------------
Total revenue excluding securities gains and losses  $1,539,580      $309,548   $1,849,128   $4,510,422       $932,292   $5,442,714
                                                    ============ ============  ============ ============  ============ ============

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (4)
Commercial                                              $27,753        $4,224      $31,977      $27,998         $4,114      $32,112
Real estate 1-4 family                                   20,798         1,165       21,963       19,202          1,068       20,270
Real estate commercial and construction                  14,231         3,924       18,155       14,064          3,835       17,899
Real estate equity                                        8,239         2,056       10,295        7,659          1,889        9,548
Consumer 5                                               12,574         2,946       15,520       12,468          2,858       15,326
Credit cards                                                158            17          175          149             16          165
                                                    ------------ ------------  ------------ ------------  ------------ ------------
    Total loans                                         $83,753       $14,332      $98,085      $81,540        $13,780      $95,320
                                                    ============ ============  ============ ============  ============ ============

Average deposits
Noninterest bearing deposits                            $20,490        $2,749      $23,239      $19,995         $2,655      $22,650
NOW accounts                                             13,000         2,335       15,335       12,715          2,259       14,974
Money market accounts                                    22,434         1,777       24,211       22,313          1,850       24,163
Savings                                                   7,425         1,674        9,099        6,919          1,700        8,619
Consumer and other time                                  10,773         5,221       15,994       10,614          4,898       15,512
                                                    ------------ ------------- ------------ ------------  ------------  -----------
  Total consumer and commercial deposits                 74,122        13,756       87,878       72,556         13,362       85,918
Brokered and foreign deposits                             9,341         2,155       11,496        9,830          2,425       12,255
                                                    ------------ ------------- ------------ ------------  ------------  -----------
    Total deposits                                      $83,463       $15,911      $99,374      $82,386        $15,787      $98,173
                                                    ============ ============= ============ ============  ============  ===========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                       $263,127       $66,213     $329,340
Restructured loans                                       19,724             -       19,724
                                                    ------------ ------------- ------------
  Total nonperforming loans                             282,851        66,213      349,064
Other real estate owned (OREO)                           10,934        16,192       27,126
Other repossessed assets                                 10,431         4,651       15,082
                                                    ------------ ------------- ------------
     Total nonperforming assets                        $304,216       $87,056     $391,272
                                                    ============ ============= ============

Allowance for loan and lease losses                    $892,974      $174,855   $1,067,829
                                                    ============ ============= ============

--------------------------------------------------------------------------------
(1)  Includes service charges on deposits, card and other charges and fees.

(2)  Includes retail investment services, investment banking income and trading account profits and commissions.

(3)  NCF's FTE adjustments were reduced $4.0 million and $13.1 million from the third quarter and first nine months of 2004, respectively, to conform to
     SunTrust methodology.

(4)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(5)  Includes consumer direct and consumer indirect loans.

                                       B-3

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES - ADJUSTED(1)
APPENDIX C
(DOLLARS IN MILLIONS)
--------------------------------------------------------------------------------

                                                      THREE MONTHS ENDED
                                 -------------------------------------------------------------
                                 SEPTEMBER 30                       JUNE 30
                                     2005                             2005
                                 -------------  ----------------------------------------------                           Adjusted
                                                                                                                        Sequential
                                    Average        Average                                                              Annualized
                                  Balances -      Balances -       Estimated                     Adjusted    Adjusted     Growth
                                   Reported        Reported     Reclassification  As Adjusted     Growth    Growth Rate   Rate(2)
                                 -------------  -------------- ----------------- ------------- ------------ ----------- ----------

LOANS:
Real estate 1-4 family              $28,250.5       $26,224.1            $528.8     $26,752.9     $1,497.6       5.6%      22.4%
Real estate construction              9,515.7         9,196.9            (234.5)      8,962.4        553.3       6.2       24.7
Real estate equity                   12,648.6        12,134.7            (104.4)     12,030.3        618.3       5.1       20.6
Real estate commercial               12,872.0        12,214.5             827.8      13,042.3       (170.3)     (1.3)      (5.2)
Commercial                           32,601.7        32,393.4            (762.7)     31,630.7        971.0       3.1       12.3
Business credit card                    223.5           213.1                 -         213.1         10.4       4.9       19.5
Consumer - direct                     5,173.0         5,404.7            (467.7)      4,937.0        236.0       4.8       19.1
Consumer - indirect                   9,179.8         8,861.1             197.4       9,058.5        121.3       1.3        5.4
Nonaccrual and restructured             353.6           324.2              15.3         339.5         14.1       4.2       16.6
                                 -------------  -------------- ----------------- ------------- ------------
   Total loans                     $110,818.4      $106,966.7                $-    $106,966.7     $3,851.7       3.6       14.4
                                 =============  ============== ================= ============= ============

DEPOSITS:
Noninterest-bearing deposits        $24,521.4       $24,309.7             $15.0     $24,324.7       $196.7       0.8%       3.2%
NOW accounts                         16,853.1        17,519.6              (4.6)     17,515.0       (661.9)     (3.8)     (15.1)
Money Market accounts                26,299.7        25,472.9             205.4      25,678.3        621.4       2.4        9.7
Savings                               5,865.1         6,462.4            (215.8)      6,246.6       (381.5)     (6.1)     (24.4)
Consumer time                        12,419.3        12,122.0            (565.5)     11,556.5        862.8       7.5       29.9
Other time                            8,117.1         7,177.9             565.5       7,743.4        373.7       4.8       19.3
                                 -------------  -------------- ----------------- ------------- ------------
   Total consumer and commercial
     deposits                        94,075.7        93,064.5                 -      93,064.5      1,011.2       1.1        4.3
Brokered deposits                    10,940.4         9,580.3                 -       9,580.3      1,360.1      14.2       56.8
Foreign deposits                      7,028.8         6,128.9                 -       6,128.9        899.9      14.7       58.7
                                 -------------  -------------- ----------------- ------------- ------------
   Total deposits                  $112,044.9      $108,773.7                $-    $108,773.7     $3,271.2       3.0       12.0
                                 =============  ============== ================= ============= ============

--------------------------------------------------------------------------------
(1)  As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits. The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations. The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

(2)  Multiply percentage change by 4 to calculate sequential annualized change.

                                       C-1